UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2005

ECHELON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29748	77-0203595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Meridian Avenue
San Jose, California 95126
(Address of principal executive offices, including zip code)

(408) 938-5200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 25, 2005, the compensation committee of the board of directors of the Registrant adopted a management bonus plan for 2005, pursuant to which an aggregate of 112,680 shares of the Registrant’s common stock, designated as performance shares, will be issued on January 2, 2007 under the Registrant’s 1997 Stock Plan to members of management, subject to such managers continuing to be employed by the Registrant on such date. The following number of performance shares are to be issued to the Registrant’s current executive officers: Anders Axelsson, 7,386 shares; Kathleen B. Bloch, 5,170 shares; Russell Harris, 7,386 shares; M. Kenneth Oshman, 36,928 shares; Oliver R. Stanfield, 11,079 shares; and Beatrice Yormark, 11,079 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

By:
Oliver R. Stanfield, Executive Vice President and Chief Financial Officer

Date: January 31, 2005